UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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RIGEL PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000062535_1 R2.09.05.010 RIGEL PHARMACEUTICALS, INC. RIGEL PHARMACEUTICALS, INC. ATTN: INVESTOR RELATIONS 1180 VETERANS BLVD. SOUTH SAN FRANCISCO, CA 94080 Annual Meeting April 06, 2010 May 27, 2010 May 27, 2010 10:00 AM PDT Rigel Pharmaceuticals, Inc. 1180 Veterans Boulevard South San Francisco, CA 94080

Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line. How To Vote 0000062535_2 R2.09.05.010 1. Notice & Proxy Statement 2. Form 10-K Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2010 to facilitate timely delivery.

Voting items 0000062535_3 R2.09.05.010 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Jean Deleage, Ph.D. 02 Peter S.Ringrose, Ph.D. 03 Bradford S. Goodwin The Board of Directors recommends you vote FOR the following proposal(s): 2 To approve amendments to the Company’s 2000 Equity Incentive Plan, as amended (the “EIP”), to (i) increase the aggregate number of shares of common stock authorized for issuance under the EIP by 1,250,000 shares and (ii) increase the maximum number of shares eligible to be granted pursuant to an option in any calendar year from 166,667 shares to 1,500,000 shares for purposes of Section 162(m) of the Internal Revenue Code. 3 To approve an amendment to the Company’s 2000 Non-Employee Directors’ Stock Option Plan, as amended (the “Directors’ Plan”), to increase the aggregate number of shares of common stock authorized for issuance under the Directors’ Plan by 350,000 shares. 4 To ratify the selection by the Audit Commitee of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2010. NOTE: The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR each of the nominees in proposal 1 and FOR proposals 2, 3 and 4. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in accordance with their best judgment.

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